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                                                                    EXHIBIT 25.1

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                         SECTION 305(B)(2)______________

                THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

               New York                                    13-5691211
        (State of Incorporation                        (I.R.S. employer
         If not a U.S. national bank)                   Identification number)

        One Liberty Plaza
        New York, N.Y.                                       10006
        (Address of principal                             (Zip code)
         Executive office)

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                               CENDANT CORPORATION
               (Exact name of obligor as specified in its charter)
                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)
                                   06-0918165
                      (I.R.S. employer identification no.)
                               9 West 57th Street
                               New York, NY 10019

             (Address of principal executive offices) (Postal Code)
             ------------------------------------------------------

                                 NOTE SECURITIES

                       (Title of the indenture securities)

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                                      -2-

Item 1.     GENERAL INFORMATION

            Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                          Federal Reserve Bank of New York
                          33 Liberty Street
                          New York, N. Y. 10045

                          State of New York Banking Department
                          State House, Albany, N.Y.

            (b) Whether it is authorized to exercise corporate trust powers.
                The Trustee is authorized to exercise corporate trust powers.

Item 2.     AFFILIATION WITH THE OBLIGOR.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            The obligor is not an affiliate of the Trustee.

Item 16.    LIST OF EXHIBITS.

            List below all exhibits filed as part of this statement of eligibility.

            Exhibit 1 -Copy of the Organization Certificate of the Trustee as
                      now in effect. (Exhibit 1 to T-1 to Registration Statement No. 333-6688).

            Exhibit 2 -Copy of the Certificate of Authority of the Trustee to
                      commerce business. (Exhibit 2 to T-1 to Registration Statement No. 333-6688).

            Exhibit 3 -None; authorization to exercise corporate trust powers is contained in the documents identified above as Exhibit 1 and 2.

            Exhibit 4 -Copy of the existing By-Laws of the Trustee.(Exhibit 4 to
                      T-1 to Registration Statement No. 333-6688).

            Exhibit 5 -No Indenture referred to in Item 4.

            Exhibit 6 -The consent of the Trustee required by Section 321 (b) of the Trust Indenture Act of 1939.(Exhibit 6 to T-1 to Registration Statement No. 333-27685).

            Exhibit 7 -Copy of the latest Report of Condition of the Trustee as of June 30, 2001


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                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of Nova Scotia Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of October, 2001.

                                          THE BANK OF NOVA SCOTIA TRUST
                                                COMPANY OF NEW YORK


                                          By: /s/ George E. Timmes
                                             -----------------------------------
                                             George E. Timmes
                                             Vice President
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THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK
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Legal Title of Bank

NEW YORK
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City

NEW YORK                   10006
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State                      Zip Code


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

ALL SCHEDULES ARE TO BE REPORTED IN THOUSANDS OF DOLLARS. UNLESS OTHERWISE INDICATED, REPORT THE AMOUNT OUTSTANDING AS OF THE LAST BUSINESS DAY OF THE QUARTER.

SCHEDULE RC--BALANCE SHEET

--------------------------------------------------------------------- --------- ------ ----- -------- -------
Dollar Amounts in Thousands                                             RCON     Bil    Mil   Thou
--------------------------------------------------------------------- --------- ------ ----- -------- -------
ASSETS
--------------------------------------------------------------------- --------- ------ ----- -------- -------
1. Cash and balances due from depositary institutions (from Schedule RC-A)
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    a. Noninterest-bearing balances and currency and coin(1).........   0081                   199      1.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    b. Interest-bearing balances(2)..................................   0071             7     080      1.b.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
2. Securities:
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    a. Held-to-maturity securities (from Schedule RC-B, column A)....   1754             1     219      2.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    b. Available-for-sale securities (from Schedule RC-B, column D)..   1773                     0      2.b.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
3. Federal funds sold and securities purchases under agreements to
   resell............................................................   1350            12     307      3.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
4. Loans and lease financing receivables (from Schedule RC-C):
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    a. Loans and leases held for sale................................   5369                     0      4.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    b. Loans and leases, net of unearned income......................   B528                            4.b.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    c. LESS:  Allowance for loan and lease loses.....................   3123                            4.c.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
    d. Loans and leases, net of unearned income and allowance (item
       4.b minus 4.c)................................................   3529                     0      4.d.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
5. Trading Assets (from Schedule RC-D)...............................   3545                     0      5.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
6. Premises and fixed assets (including capitalized leases)..........   2145                     2      6.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
7. Other real estate owned (from Schedule RC-M)......................   2150                     0      7.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
8. Investments in unconsolidated subsidiaries & associated
   companies (from Schedule RC-M)....................................   2130                     0      8.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
9. Customers' liability to this bank on acceptances
   outstanding.......................................................   2155                     0      9.
--------------------------------------------------------------------- --------- ------ ----- -------- -------

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
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--------------------------------------------------------------------- --------- ------ ----- -------- -------
10. Intangible assets:
--------------------------------------------------------------------- --------- ------ ----- -------- -------
     a. Goodwill.....................................................   3163                     0     10.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
     b. Other intangible assets (from Schedule RC-M).................   0426                     0     10.b.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
11. Other assets (from Schedule RC-F)................................   2160                   109     11.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
12. Total Assets (sum of items 1 through 11).........................   2170            20     916     12.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
LIABILITIES
--------------------------------------------------------------------- --------- ------ ----- -------- -------
13. Deposits:
--------------------------------------------------------------------- --------- ------ ----- -------- -------
     a. In domestic offices (sum of totals of columns A & C from
        Schedule RC-E)...............................................   2200             7     658     13.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
        (1) Noninterest-bearing(3)...................................   6631             7     598     13.a(1)
--------------------------------------------------------------------- --------- ------ ----- -------- -------
        (2) Interest-bearing.........................................   6636            60             13.a(2)
--------------------------------------------------------------------- --------- ------ ----- -------- -------
     b. Not applicable
--------------------------------------------------------------------- --------- ------ ----- -------- -------
14. Federal funds purchased and securities sold under agreements to
    repurchase.......................................................   2800                     0     14.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
15. Trading liabilities (from Schedule RC-D).........................   3548                     0     15.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
16. Other borrowed money (includes mortgage indebtedeness and obligations under capitalized leases) (from Schedule
    RC-M)............................................................   3190                     0     16.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
17. Not applicable
--------------------------------------------------------------------- --------- ------ ----- -------- -------
18. Bank's liability on acceptances executed and outstanding.........   2920                     0     18.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
19. Subordinated notes and debentures4...............................   3200                     0     19.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
20. Other liabilities (from Schedule RC-G)...........................   2930                   177     20.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
21. Total liabilities (sum of items 13 through 20)...................   2948             7     835     21.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
22. Minority interest in consolidated subsidiaries...................   3000                     0     22.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
EQUITY CAPITAL
--------------------------------------------------------------------- --------- ------ ----- -------- -------
23. Perpetual preferred stock and related surplus....................   3838                     0     23.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
24. Common stock.....................................................   3230             1     000     24.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
25. Surplus (exclude all surplus related to preferred stock).........   3839            10     030     25.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
26. a. Retained earnings.............................................   3632             2     051     26.a.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
       b. Accumulated other comprehensive income(5)..................   B530                     0     26.b.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
27. Other equity capital components(6)...............................   A130                     0     27.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
28. Total equity capital (sum of items 23 through 27)................   3210            13     081     28.
--------------------------------------------------------------------- --------- ------ ----- -------- -------
29. Total liabilities, minority interest and equity capital (sum of
    items 21, 22 & 28)...............................................   3300            20     916     29.
--------------------------------------------------------------------- --------- ------ ----- -------- -------

Memorandum
To be reported with the March Report of Condition.

1.  Indicated in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed for the
    bank by independent external auditors as of any date         RCON Number
    during 2000.............................................     6724  M.1.

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1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
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2 = Independent audit of the bank's parent holding company con- ducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not the bank separately)
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3 = Attestation on bank management's assertion on the effective- ness of the bank's internal control over financial reporting by a certified public accounting firm
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4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
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5 = Directors' examination of the bank performed by other external auditors
    (may be required by state chartering authority)
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6 = Review of the bank's financial statements by external auditors
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7 = Compilation of the bank's financial statements by external auditors
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8 = Other audit procedures (excluding tax preparation work)
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9 = No external audit work
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(3) Includes total demand deposits and noninterest-bearing time and savings deposits.

(4) Includes limited-life preferred stock and realted surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum persion liability adjustments.

(6) Includes treasury stock and unearned Employee Stock Ownership Plan shares.


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